UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report     November 1, 2002

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of	Commission	(I.R.S Employer
Incorporation or Organization)	File Number	Identification No.)

500 West Wall Street, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(915) 683-5422

(Registrant’s Telephone Number, Including Area Code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

                Not Applicable.

ITEM 5.  OTHER EVENTS

                On November 1, 2002, the Company issued a press release to announce that it had obtained a signed commitment from its major lender, National Rural Utilities Cooperative Finance Corporation, to refinance its $28 million line of credit.  The press release, dated November 1, 2002, is attached as Exhibit 99 and incorporated by reference herein.

ITEM 6.  RESIGNATION OF REGISTRANT’S DIRECTORS

                Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)                                Financial statements of businesses acquired:  Not Applicable.

(b)                               Pro forma financial information:  Not Applicable.

(c)                                Exhibits:

                                              99    Press Release of Cap Rock Energy Corporation November 1, 2002

ITEM 8.  CHANGE IN FISCAL YEAR

                Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

November 1, 2002	By: /s/ Lee D. Atkins
Lee D. Atkins
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	Press Release of Cap Rock Energy Corporation, November 1, 2002